UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 17, 2014

Five Star Quality Care, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-16817	04-3516029
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Centre Street, Newton, Massachusetts 02458

(Address of Principal Executive Offices)         (Zip Code)

617-796-8387

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report on Form 8-K, the terms the “Company” and “our” refer to Five Star Quality Care, Inc.

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 17, 2014, our board of directors approved an amendment to Article II, Section 2.14.1(d) of our Amended and Restated Bylaws (as amended, our “Bylaws”) to set the deadline for stockholders to submit nominations and proposals of other business for consideration at our 2015 annual meeting of stockholders.  Under our Bylaws, to be timely, a qualifying stockholder must submit its nominations or proposals of other business by not later than 5:00 p.m. Eastern Time on December 12, 2014 and not earlier than November 12, 2014.  If the 2015 annual meeting of stockholders is called for a date that is later than June 30, 2015, then a stockholder’s notice must be delivered not later than 5:00 p.m. Eastern Time on the tenth day following the earlier of the day on which (i) notice of the date of the 2015 annual meeting of stockholders is mailed or otherwise made available or (ii) public announcement of the date of the 2015 annual meeting of stockholders is first made by the Company.  Other requirements under our Bylaws for submitting nominations and proposals of other business were not affected.  Prior to this amendment, our Bylaws required that nominations and proposals of other business be submitted not later than 5:00 p.m. Eastern Time on the 120th day nor earlier than the 150th day prior to the first anniversary of the date of the proxy statement for the 2014 annual meeting of stockholders.  Also prior to this amendment, if the 2015 annual meeting of stockholders was called for a date that was more than 30 days earlier or later than the first anniversary of the date of the 2014 annual meeting of stockholders, then a stockholder’s notice must have been delivered not later than 5:00 p.m. Eastern Time on the tenth day following the earlier of the day on which (i) notice of the date of the 2015 annual meeting of stockholders was mailed or otherwise made available or (ii) public announcement of the date of the 2015 annual meeting of stockholders was first made by the Company.  The foregoing description of the amendment to our Bylaws is not complete and is subject to and qualified in its entirety by reference to the amendment to our Bylaws, a copy of which is attached as Exhibit 3.1, and which amendment is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits

3.1                               Amendment to Amended and Restated Bylaws of Five Star Quality Care, Inc. dated September 17, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIVE STAR QUALITY CARE, INC.

By:	/s/ Paul V. Hoagland
Name:	Paul V. Hoagland
Title:	Treasurer and Chief Financial Officer

Dated:  September 17, 2014